UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On September 9, 2008, the Registrant announced to its employees the restructuring of its management following the completion of its acquisition of Willow Financial Bancorp, Inc.

Demetra “Deb” M. Takes, the President and Chief Executive Officer of Harleysville National Bank and Trust Company (the “Bank”), the Registrant’s wholly-owned subsidiary, and director of the Registrant will continue in those roles but with an emphasis on marketing and customer relations.  Michael B. High, the Registrant’s Chief Operating Officer will retire as of the end of November 2008.  Brent Peters will continue as President of East Penn Bank, a division of the Bank, and will also be appointed Chief Administrative Officer of the Registrant.

The reorganization announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.  Regulation FD

On September 9, 2008, at a special meeting of shareholders held at 2:00 PM at the Best Western The Inn at Towamencin-Kulpsville, 1750 Sumneytown Pike, Kulpsville, PA 19443, the shareholders of Harleysville National Corporation approved and adopted the Agreement and Plan of Merger dated as of May 20, 2008 by and between Harleysville National Corporation and Willow Financial Bancorp, Inc. The vote was as follows:

Votes for 19,137,707
Votes against 1,343,256
Votes abstaining 82,909

The Agreement and Plan of Merger was approved and adopted by at least a majority of the Registrant’s outstanding shares of common stock.

At the special meeting, Paul D. Geraghty, President and Chief Executive Officer of the Registrant, made a presentation.  The slides and script of his presentation are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934.

Item 8.01.  Other Events.

Pursuant to the special meeting and the information related thereto reported under Item 7.01 to this Current Report on Form 8-K that is incorporated herein by reference, the

 Registrant and Willow Financial Bancorp, Inc. issued a joint press release on September 9, 2008 announcing the results of the meetings.  The joint press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Reorganization announcement.
99.2	Special Meeting Presentation.
99.3	Press release.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: September 10, 2008	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Reorganization announcement.
99.2	Special Meeting Presentation.
99.3	Press release.